The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc.Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	CENTEX HOME EQUITY LOAN TRUST 2005-B
	01/31/05 ACTUAL BALANCES

Fixed/Arm:	ARM& Fixed Rate

Total Current Balance:	695,328,239
Total Original Balance:	695,900,456

Number Of Loans:	5,662

			Minimum	Maximum
Average Current Balance:	$122,806.12		$23,076.89	$899,390.90
Average Original Balance:	$122,907.18		$25,000.00	$900,000.00
Average Appraisal Value:	$192,743.28		$44,000.00	$1,939,000.00
Average Purchase Price:	$98,000.00		$0.00	$121,000.00
Average Collateral Value:	$192,739.93		$44,000.00	$1,939,000.00

Weighted Average Gross Coupon:	7.594%		4.250	14.500%

Weighted Average Gross Margin:	6.565%		2.250	11.630%
Weighted Average Initial Rate Cap:	2.274%		1.000	7.000%
Weighted Average Period Rate Cap:	1.072%		1.000	2.000%
Weighted Average Minimum Rate:	7.377%		4.250	11.850%
Weighted Average Maximum Rate:	14.345%		10.250	18.850%

Weighted Average Initial Reset Frequency:	26	months	6	60	months
Weighted Average Reset Frequency:	6	months	6	12	months
Weighted Average Next Reset:	25.02	months	4.00	60.00	months

Weighted Average Combined Orig Ltv:	77.74%		11.36	100.00%

Weighted Average Fico Score:	588		460	806

Weighted Average Back-End Ratio:	38.23%		0.79	74.82%

Weighted Average Orig Amort Term:	351.81	months	60.00	360.00	months
Weighted Average Original Term:	351.65	months	60.00	360.00	months
Weighted Average Remaining Term:	350.87	months	59.00	360.00	months
Weighted Average Seasoning:	0.78	months	0.00	67.00	months

Weighted Average Prepay Term:	33.46	months	0.00	60.00	months

Top State Concentrations ($):	23.87 %California,9.84 %Texas,7.13 %Florida
Maximum Zip Code Concentration ($):	0.32%92563(Murrieta, CA)

First Pay Date:			Jul 01, 1999	Mar 15, 2005
Paid To Date:			Nov 01, 1999	Jan 31, 2005
Mature Date:			Dec 01, 2009	Feb 15, 2035
1St Rate Adj Date:			May 01, 2005	Feb 15, 2010
Next Rate Adj Date:			May 01, 2005	Feb 15, 2010

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 MO LIBOR	3,166	437,065,672.54	62.86
Fixed Rate	1,754	139,382,090.51	20.05
3/27 6 MO LIBOR	562	75,441,982.37	10.85
2/28 ARM I/O	97	26,579,008.19	3.82
3/27 ARM I/O	46	9,884,779.13	1.42
6 MO LIBOR	15	3,555,240.00	0.51
5/25 ARM	9	1,518,215.76	0.22
Fixed I/O	5	1,271,805.89	0.18
Fixed Rate Balloon	8	629,444.22	0.09
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	5,659	694,871,017.01	99.93
02:Delinquent:30 Days	3	457,221.60	0.07
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 Mo LIBOR ARM	3,263	463,644,680.73	66.68
Fixed Rate	1,759	140,653,896.40	20.23
3/27 6 Mo LIBOR ARM	608	85,326,761.50	12.27
6 Mo LIBOR ARM	15	3,555,240.00	0.51
5/1 Year LIBOR ARM	9	1,518,215.76	0.22
Fixed Rate Balloon	8	629,444.22	0.09
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
ARM	3,895	554,044,897.99	79.68
Fixed Rate	1,767	141,283,340.62	20.32
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	5,662	695,328,238.61	100.00
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
25,000-50,000	867	34,846,079.90	5.01
50,001- 100,000	2,176	156,807,689.75	22.55
100,001- 150,000	1,122	137,061,872.42	19.71
150,001- 200,000	595	102,936,160.17	14.80
200,001- 250,000	373	82,929,228.53	11.93
250,001- 300,000	216	59,281,443.11	8.53
300,001- 350,000	133	42,905,349.33	6.17
350,001- 400,000	77	28,813,980.39	4.14
400,001- 450,000	49	20,479,462.95	2.95
450,001- 500,000	31	14,841,521.48	2.13
500,001- 550,000	5	2,632,904.30	0.38
550,001- 600,000	6	3,471,073.55	0.50
600,001- 650,000	3	1,845,797.50	0.27
650,001- 700,000	5	3,347,978.09	0.48
700,001- 750,000	2	1,423,406.24	0.20
800,001- 850,000	1	804,900.00	0.12
850,001- 900,000	1	899,390.90	0.13
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
23,077-50,000	881	35,517,880.26	5.11
50,001- 100,000	2,162	156,135,889.39	22.45
100,001- 150,000	1,122	137,061,872.42	19.71
150,001- 200,000	596	103,135,977.63	14.83
200,001- 250,000	374	83,229,173.27	11.97
250,001- 300,000	214	58,781,680.91	8.45
300,001- 350,000	133	42,905,349.33	6.17
350,001- 400,000	77	28,813,980.39	4.14
400,001- 450,000	49	20,479,462.95	2.95
450,001- 500,000	31	14,841,521.48	2.13
500,001- 550,000	5	2,632,904.30	0.38
550,001- 600,000	6	3,471,073.55	0.50
600,001- 650,000	3	1,845,797.50	0.27
650,001- 700,000	5	3,347,978.09	0.48
700,001- 750,000	2	1,423,406.24	0.20
800,001- 850,000	1	804,900.00	0.12
850,001- 899,391	1	899,390.90	0.13
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.250-4.500	3	679,868.31	0.10
4.501-5.000	2	127,580.40	0.02
5.001-5.500	32	7,286,191.49	1.05
5.501-6.000	405	84,605,674.96	12.17
6.001-6.500	441	77,870,393.69	11.20
6.501-7.000	767	122,441,814.48	17.61
7.001-7.500	609	81,511,946.55	11.72
7.501-8.000	876	106,837,555.36	15.37
8.001-8.500	597	63,594,427.27	9.15
8.501-9.000	608	61,798,244.86	8.89
9.001-9.500	306	25,769,165.16	3.71
9.501- 10.000	358	27,808,021.23	4.00
10.001- 10.500	163	9,751,260.21	1.40
10.501- 11.000	206	11,563,359.57	1.66
11.001- 11.500	87	4,642,112.74	0.67
11.501- 12.000	93	4,488,470.96	0.65
12.001- 12.500	58	2,729,245.40	0.39
12.501- 13.000	30	1,116,601.47	0.16
13.001- 13.500	8	291,362.37	0.04
13.501- 14.000	11	364,942.13	0.05
14.001- 14.500	2	50,000.00	0.01
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250- 3.000	9	1,518,215.76	0.27
3.001- 4.000	3	425,218.28	0.08
4.001- 5.000	228	50,080,283.99	9.04
5.001- 6.000	863	155,502,398.09	28.07
6.001- 7.000	1,097	161,042,934.13	29.07
7.001- 8.000	917	111,618,156.48	20.15
8.001- 9.000	520	53,705,268.95	9.69
9.001-10.000	192	15,728,276.27	2.84
10.001-11.000	62	4,214,190.37	0.76
11.001-11.630	4	209,955.67	0.04
Total	3,895	554,044,897.99	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.250- 5.000	4	743,720.43	0.13
5.001- 6.000	436	91,818,651.58	16.57
6.001- 7.000	945	163,432,132.98	29.50
7.001- 8.000	1,124	152,940,544.23	27.60
8.001- 9.000	852	97,813,200.31	17.65
9.001-10.000	375	35,792,036.39	6.46
10.001-11.000	133	9,709,437.34	1.75
11.001-11.850	26	1,795,174.73	0.32
Total	3,895	554,044,897.99	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
10.250-11.000	5	818,138.08	0.15
11.001-12.000	8	1,833,512.12	0.33
12.001-13.000	450	94,277,023.12	17.02
13.001-14.000	949	163,264,666.77	29.47
14.001-15.000	1,122	152,519,106.69	27.53
15.001-16.000	839	95,979,100.64	17.32
16.001-17.000	375	34,562,377.58	6.24
17.001-18.000	122	9,084,418.32	1.64
18.001-18.850	25	1,706,554.67	0.31
Total	3,895	554,044,897.99	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	16	3,768,484.83	0.68
1.500	4	969,580.88	0.18
2.000	2,893	394,044,724.45	71.12
2.995	1	123,922.93	0.02
3.000	980	154,980,684.90	27.97
7.000	1	157,500.00	0.03
Total	3,895	554,044,897.99	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	3,487	478,053,302.39	86.28
1.500	383	72,114,582.92	13.02
2.000	25	3,877,012.68	0.70
Total	3,895	554,044,897.99	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	3,886	552,526,682.23	99.73
12	9	1,518,215.76	0.27
Total	3,895	554,044,897.99	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	10	433,880.67	0.06
72	1	45,000.00	0.01
84	3	98,548.77	0.01
96	1	35,000.00	0.01
120	54	2,894,021.77	0.42
121	1	34,550.95	0.00
125	1	49,768.51	0.01
132	1	54,722.30	0.01
144	2	107,525.54	0.02
156	2	120,350.00	0.02
180	269	16,375,706.05	2.36
181	2	123,909.16	0.02
193	1	610,000.00	0.09
240	223	13,921,483.25	2.00
276	2	113,872.40	0.02
300	23	1,670,495.38	0.24
360	5,066	658,639,403.86	94.72
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
59-60	10	433,880.67	0.06
61- 120	60	3,107,121.49	0.45
121- 180	276	16,777,145.42	2.41
181- 240	225	14,586,319.39	2.10
241- 300	26	1,807,444.67	0.26
301- 360	5,065	658,616,326.97	94.72
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	2,622	312,686,371.67	44.97
1-12	3,039	382,618,790.05	55.03
61-67	1	23,076.89	0.00
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.36-15.00	9	492,854.38	0.07
15.01-20.00	10	715,083.20	0.10
20.01-25.00	19	1,676,458.16	0.24
25.01-30.00	33	2,227,979.49	0.32
30.01-35.00	48	3,246,217.30	0.47
35.01-40.00	63	4,187,040.59	0.60
40.01-45.00	80	7,121,200.99	1.02
45.01-50.00	118	10,875,514.13	1.56
50.01-55.00	137	13,639,183.12	1.96
55.01-60.00	205	20,406,052.29	2.93
60.01-65.00	276	29,565,226.63	4.25
65.01-70.00	408	49,658,824.20	7.14
70.01-75.00	573	70,145,368.25	10.09
75.01-80.00	1,304	153,075,603.64	22.01
80.01-85.00	815	108,869,733.04	15.66
85.01-90.00	1,158	156,316,193.94	22.48
90.01-95.00	395	61,302,180.04	8.82
95.01- 100.00	11	1,807,525.22	0.26
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.79- 5.00	4	530,410.06	0.08
5.01-10.00	14	992,082.42	0.14
10.01-15.00	79	6,708,345.68	0.96
15.01-20.00	241	20,036,707.11	2.88
20.01-25.00	449	44,074,565.57	6.34
25.01-30.00	623	70,343,925.49	10.12
30.01-35.00	780	93,972,809.94	13.51
35.01-40.00	971	117,650,720.37	16.92
40.01-45.00	1,140	146,024,063.24	21.00
45.01-50.00	1,015	146,459,755.08	21.06
50.01-55.00	325	45,616,906.27	6.56
55.01-60.00	15	2,044,623.04	0.29
60.01-65.00	3	192,094.29	0.03
65.01-70.00	1	256,000.00	0.04
70.01-74.82	2	425,230.05	0.06
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 400	1	80,500.00	0.01
451- 475	1	34,974.87	0.01
476- 500	32	3,102,108.67	0.45
501- 525	693	74,229,965.43	10.68
526- 550	1,013	123,219,702.48	17.72
551- 575	844	102,558,446.46	14.75
576- 600	914	113,099,406.93	16.27
601- 625	816	109,797,501.03	15.79
626- 650	648	81,703,649.29	11.75
651- 675	379	48,389,691.40	6.96
676- 700	190	24,317,394.40	3.50
701- 725	57	7,094,368.26	1.02
726- 750	43	4,670,779.51	0.67
751- 775	22	2,034,851.46	0.29
776- 800	8	917,679.34	0.13
>800	1	77,219.08	0.01
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	3,267	437,169,456.84	62.87
No Prepayment Penalty	2,395	258,158,781.77	37.13
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	2,395	258,158,781.77	37.13
12	159	26,084,543.01	3.75
24	531	72,549,889.72	10.43
36	2,460	322,402,577.40	46.37
42	1	91,474.30	0.01
60	116	16,040,972.41	2.31
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	4,861	587,240,078.34	84.46
PUD	346	54,405,209.15	7.82
Condominium	188	25,465,169.96	3.66
Manufactured Housing	146	14,334,540.55	2.06
Townhouse	96	10,608,368.02	1.53
Two-Four Family	25	3,274,872.59	0.47
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	5,063	665,808,899.40	95.75
Second Lien	599	29,519,339.21	4.25
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	5,654	694,698,794.39	99.91
Balloon	8	629,444.22	0.09
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	5,514	657,592,645.40	94.57
Y	148	37,735,593.21	5.43
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	5,514	657,592,645.40	94.57
24	16	4,610,545.76	0.66
36	6	1,599,330.31	0.23
60	126	31,525,717.14	4.53
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	5,662	695,328,238.61	100.00
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	5,534	683,888,013.81	98.35
Investor	85	6,981,151.18	1.00
Second Home	43	4,459,073.62	0.64
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	5,127	612,816,048.93	88.13
Stated Documentation	425	65,825,199.03	9.47
Limited Documentation	110	16,686,990.65	2.40
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	4,218	541,207,203.77	77.83
B	912	96,815,535.59	13.92
C	503	54,750,301.69	7.87
D	29	2,555,197.56	0.37
Total	5,662	695,328,238.61	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	111	13,104,088.30	1.88
Arkansas	28	1,894,630.98	0.27
California	862	165,947,569.31	23.87
Colorado	74	12,765,857.64	1.84
Connecticut	81	14,164,905.58	2.04
Delaware	38	4,858,669.03	0.70
Florida	411	49,569,583.54	7.13
Georgia	164	18,246,897.00	2.62
Idaho	15	1,743,162.01	0.25
Illinois	26	2,691,344.00	0.39
Indiana	110	9,909,683.60	1.43
Iowa	52	4,280,276.24	0.62
Kansas	24	1,738,773.39	0.25
Kentucky	89	7,508,112.34	1.08
Louisiana	111	9,482,895.76	1.36
Maine	28	3,052,663.27	0.44
Maryland	175	27,951,274.25	4.02
Massachusetts	68	11,572,324.62	1.66
Michigan	142	13,238,029.46	1.90
Minnesota	28	4,091,766.82	0.59
Mississippi	34	2,596,741.80	0.37
Missouri	101	8,901,703.52	1.28
Montana	8	782,567.60	0.11
Nebraska	24	2,259,902.86	0.33
Nevada	108	18,663,570.58	2.68
New Hampshire	27	3,602,763.93	0.52
New Jersey	174	28,085,086.47	4.04
New Mexico	55	5,911,952.19	0.85
New York	227	31,658,118.64	4.55
North Carolina	111	11,014,249.06	1.58
North Dakota	1	64,277.69	0.01
Ohio	198	18,340,042.76	2.64
Oklahoma	82	6,694,847.05	0.96
Oregon	28	3,308,581.33	0.48
Pennsylvania	246	24,783,334.63	3.56
Rhode Island	30	4,828,779.23	0.69
South Carolina	53	4,548,905.96	0.65
South Dakota	6	504,905.86	0.07
Tennessee	90	8,277,145.39	1.19
Texas	917	68,417,928.39	9.84
Utah	9	854,954.11	0.12
Vermont	15	1,637,184.44	0.24
Virginia	231	32,163,111.06	4.63
Washington	138	19,294,923.62	2.77
West Virginia	43	4,130,062.32	0.59
Wisconsin	56	5,203,370.25	0.75
Wyoming	13	986,720.73	0.14
Total	5,662	695,328,238.61	100.00